LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large Cap Value Fund
Lord Abbett Value Opportunities Fund

Supplement dated July 22, 2008 to the

Statement of Additional Information dated June 20, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.             Effective July 28, 2008, the following replaces the first paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Portfolio Managers

As stated in the Prospectus, for the All Value Fund and Large Cap Value Fund, Lord Abbett uses a dedicated team of portfolio managers to manage each Fund’s investments, supported by a research team that provides company, industry, sector and macroeconomic research and analysis.  For the International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund and Value Opportunities Fund, Lord Abbett uses a dedicated investment management team of portfolio managers and analysts to manage each Fund’s investments.

2.             Effective July 28, 2008, the following replaces the third paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for All Value Fund is headed by Robert P. Fetch.  Assisting Mr. Fetch is Howard E. Hansen and Deepak Khanna.  Messrs. Fetch, Hansen and Khanna are jointly and primarily responsible for the day-to-day management of the Fund.

3.             Effective July 28, 2008, the following replaces the row in the table for the All Value Fund in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Other Accounts Managed (# and Total Assets(1))
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Value Fund	Robert P. Fetch	10 / $7,480.9	3 / $474.8	916(a) / $3,245.3(a)
	Howard E. Hansen	12 / $13,387.6	4 / $507.1	1,757(b) / $2,275.5(b)
	Deepak Khanna(2)	0 / $0.0	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

(2) The amounts shown are as of May 30, 2008.

(a)              Included in the number of accounts and total assets are  three accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $672.6 million in assets.

(b)             Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account; such account totals approximately $476.9 million in assets.

4.             Effective July 28, 2008, the following replaces the paragraph and the row in the table for the All Value Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statement of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2007 (or another date, as indicated below).  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
All Value Fund	Robert P. Fetch				X
	Howard E. Hansen					X
	Deepak Khanna(1)					X

(1) The amounts shown are as of July 3, 2008.